UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):                                                       July 31, 2015
      MANAGED FUTURES PREMIER ENERGY FUND L.P. II
(Exact name of registrant as specified in its charter)

New York	0-50272	03-0407557
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

c/o Ceres Managed Futures LLC
522 Fifth Avenue
New York, New York 10036
 (Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code:                                              (855) 672-4468

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                          Entry into a Material Definitive Agreement.
Ceres Managed Futures LLC, the general partner of the Registrant, has determined to delegate certain administrative functions to SS&C Technologies, Inc., a Delaware corporation, currently doing business as SS&C GlobeOp (“SS&C GlobeOp”), and has entered into a master services agreement with SS&C GlobeOp on behalf of the Registrant (the “Master Services Agreement”).  The Master Services Agreement became operative with respect to the Registrant in July 2015.  Pursuant to the Master Services Agreement, SS&C GlobeOp will furnish certain administrative services in connection with the operation of the Registrant.  These administrative services include the preparation of required books and records and reports to limited partners, government agencies and regulators; computation of net asset value; assistance in connection with certain limited partner communications; calculation and accrual of income, expenses, gains and losses; preparation of financial, performance and other reporting; coordination of the annual audit with the Registrant’s auditor; preparation of the Registrant’s draft annual financial statements and accompanying materials; assistance with updating periodic regulatory filings; provision of tax services as agreed with the general partner; assistance in opening and operating the Registrant’s bank accounts; provision of daily profit and loss, estimated net asset value and position and reconciliation reports; and reconciliation of daily transactions, positions and cash balances to the Registrant’s brokerage and bank accounts.
Pursuant to the Master Services Agreement, certain books and records of the Registrant will be kept at the offices of SS&C GlobeOp, as permitted by CFTC rules.  The general partner may also continue to maintain certain of these books and records at its principal office.
The Master Services Agreement’s initial term is through December 31, 2016.  Thereafter, the Master Services Agreement will automatically renew for successive one-year terms.  After December 31, 2016, the Master Services Agreement may be terminated by any party as of any calendar quarter end upon 180 days’ written notice.
The costs of retaining SS&C GlobeOp will be allocated directly or indirectly among the pools operated by the general partner, including the Registrant.
The Master Services Agreement is filed herewith as Exhibit 10.1.
Item 9.01                          Financial Statements and Exhibits.
(d)            Exhibits.
The following exhibit is filed herewith.
Exhibit No.	Description
10.1	Master Services Agreement, by and among Ceres Managed Futures LLC, SS&C Technologies, Inc. and the funds listed on Schedule C thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANAGED FUTURES PREMIER ENERGY FUND L.P. II

By: Ceres Managed Futures LLC, General Partner

By: /s/ Patrick T. Egan
Patrick T. Egan
President and Director

Date:  August 6, 2015